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                                                             EXHIBIT NO. 10.54

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                     AMENDMENT TO THE HAP2000(TM) AGREEMENT

     This Amendment to the HAP2000(TM) Agreement (the "Amendment") dated November 22, 2002 (the "Effective Date"), is made by and between Genaissance Pharmaceuticals, Inc., a Delaware corporation having its principal place of business at Five Science Park, New Haven, Connecticut 06511 ("Genaissance"), and Johnson & Johnson Pharmaceutical Research & Development, L.L.C., having its principal place of business at 920 U.S. Route 202, Raritan, NJ 08869 ("JJPRD"). JJPRD and Genaissance are sometimes referred to herein individually as a party and collectively as the parties. Reference to a party herein includes a reference to its Affiliates (as hereinafter defined) unless otherwise indicated.

WITNESSETH:

     WHEREAS, Genaissance and Janssen Research Foundation, a division of Janssen Pharmaceutical, N.V., have previously entered into the HAP2000(TM) Agreement dated November 22, 2000 (the "Agreement");

     WHEREAS, Janssen Pharmaceutica, N.V. has assigned all of the rights and obligations of its Janssen Research Foundation division to its Johnson & Johnson Pharmaceutical Research & Development division ("Janssen") as of January 1, 2002;

     WHEREAS, JJPRD is an Affiliate of Janssen Pharmaceutica, N.V. hereunder, Genaissance and Janssen Pharmaceutica, N.V. wish to make JJPRD a party to this Amendment, JJPRD wishes to be a party to this Amendment, and any reference to Janssen hereunder shall be a reference to Janssen Pharmaceutica, N.V. and JJPRD; and

     WHEREAS, the parties desire to amend certain terms of the Agreement and incorporate this Amendment therein.

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound agree as follows:

1. DEFINITIONS. All capitalized terms used herein and not otherwise defined zherein shall have the respective meanings given to them in the Agreement.

2. AMENDMENTS TO AGREEMENT. The Agreement is, effective as of the Effective Date hereof, hereby amended as follows:

     A.   Throughout the Agreement, "DECOGEN(TM)" is replaced with "DECOGEN(R)".

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     B.   Section 1.22 is hereby amended to read as follows:

                 1.22 "HAP(TM) MARKER ASSOCIATION" shall mean all associations between HAP(TM) Markers or HAP(TM) Marker Combinations and (a) the response to a Drug within a Drug Class or (b) the presence of, or a susceptibility for, any disease or condition in humans, where such association is discovered [**].

     C.   A new section 1.55 is hereby added, which reads as follows:

                 1.55 "[**] RESEARCH PROJECT" shall mean the Research Project performed jointly by Janssen and Genaissance to look for HAP Marker Associations relating to response to [**] to be more fully described in EXHIBIT H3 to be appended hereto within [**] days of the Effective Date of this Amendment and any updates thereto which are added prior to the end of the Access Period.

     D.   A new section 1.56 is hereby added, which reads as follows:

                 1.56 "[**] RESEARCH PROJECT" shall mean the Research Project performed jointly by Janssen and Genaissance to look for HAP Marker Associations relating to response to [**], to be more fully described in an EXHIBIT H4 to be appended hereto prior to [**].

     E.   A new section 1.57 is hereby added, which reads as follows:

                 1.57 "[**] RESEARCH PROJECT" shall mean the Research Project performed jointly by Janssen and Genaissance to look for HAP Marker Associations relating to [**] genes, to be more fully described in an EXHIBIT H2 appended hereto, and any updates thereto which are added within [**] days of the Effective Date of this Amendment.

     F.   A new section 1.58 is hereby added, which reads as follows:

                 1.58 "[**] RESEARCH PROJECT" shall mean the Research Project performed jointly by Janssen and Genaissance to look for HAP Marker Associations relating to [**], to be more fully described in an EXHIBIT H5 to be appended hereto within [**] days of the Effective Date of this Amendment and any updates thereto which are added prior to [**].

     G.   A new section 1.59 is hereby added, which reads as follows:

                 1.59   "GENOTYPING PROJECT" shall have the meaning set forth in
          Section 3.1(c).

     H.   A new section 1.60 is hereby added, which reads as follows:

                 1.60 "[**] GENOTYPING PROJECT" shall mean the Genotyping Project in which Genaissance will genotype Janssen Patient Samples on [**] genes as more fully described in EXHIBIT J1 to be appended hereto within [**] days of the

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          Effective Date of this Amendment and any updates thereto which are added prior to the end of the Access Period.

     I.   A new section 1.61 is hereby added, which reads as follows:

                 1.61 "GENOTYPING SERVICES" shall have the meaning set forth in Section 3.1(c).

     J.   A new section 1.62 is hereby added, which reads as follows:

                 1.62 "JANSSEN PATIENT SAMPLE" shall mean any blood or DNA sample that is (a) utilized by Janssen in a Research Project or (b) supplied by Janssen to Genaissance for performing a Research Project or a Genotyping Project.

     K.   Section 2.1.2 is hereby amended to read as follows:

                 2.1.2 RESEARCH LICENSES. Subject to the terms of this Agreement, Genaissance hereby grants to Janssen the following worldwide licenses under the Genaissance Know-How and Genaissance Patent Rights:

                        (a) upon payment of the Product License Fee A set forth in Section 4.5, an [**] license, with the right to grant sublicenses in accordance with Section 2.1.8, to use (i) all genotype and HAP Marker data generated by Janssen or Genaissance on Janssen Patient Samples in the [**] Research Project and (ii) all HAP Marker Associations and all HAP Marker Combinations discovered in the [**] Research[**]Project solely for internal research to discover and develop Drugs within a Drug Class; and

                        (b) upon payment of the Product License Fee B set forth in Section 4.5, an [**] license, with the right to grant sublicenses in accordance with Section 2.1.8, to use (i) all genotype and HAP Marker data generated by Janssen or Genaissance on Janssen Patient Samples in the [**] Research Project and (ii) all HAP Marker Associations and all HAP Marker Combinations discovered in the [**] Research Project solely for internal research to discover and develop Drugs within a Drug Class; and

                        (c) an [**] license, with the right to grant sublicenses in accordance with Section 2.1.8, to use (i) all genotype and HAP Marker data generated by Janssen or Genaissance on Janssen Patient Samples in any Research Project other than the [**] Research Project or the [**] Research Project and (ii) all HAP Marker Associations and all HAP Marker Combinations discovered in a Research Project , other than the [**] Research Project or the [**] Research Project, solely for internal research to discover and develop Drugs within a Drug Class; and

                        (d) a [**] license, with the right to grant sublicenses in accordance with Section 2.1.8, to use all HAP Marker Associations and HAP

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          Marker Combinations not included in subsection (a), (b) or (c) of this
          Section 2.1.2 solely for internal research and development purposes;
          and

                        (e) a [**] license, without the right to grant sublicenses, to use the HAP(TM) Markers from the ISOGENOMICS(TM) Database (and any corresponding Isogene Clones ordered by Janssen pursuant to Section 3.7 hereof) solely for internal research and development purposes during the Access Period and the Additional Use Period, if applicable.

                 The [**] research and development licenses granted pursuant to this section 2.1.2 will be subject to: (i) Genaissance's retention of a [**] license [**] to use such HAP Marker Associations and HAP Marker Combinations to develop and commercialize Diagnostic Products, PROVIDED THAT Genaissance's [**] license under this Section 2.1.2 shall not include the right to make, have made, use, have used, market, have marketed, sell and have sold any [**]; and (ii) any rights granted by Genaissance to Third Parties before the discovery of the licensed HAP Marker Associations and HAP Marker Combinations referenced in subsection (a), (b) or (c) of this section 2.1.2, pursuant to Section 5.1.3.

     L.   Section 2.1.3 is hereby amended to read as follows:

                 2.1.3 COMMERCIAL LICENSE(S) TO HAP(TM) MARKER COMBINATIONS AND HAP(TM) MARKER ASSOCIATIONS. Subject to the terms of this Agreement, Genaissance hereby grants to Janssen the following licenses:

                        (a) an exclusive, perpetual worldwide commercial license (even as to Genaissance), with the right to grant sublicenses in accordance with Section 2.1.8, under the Genaissance Patent Rights and Genaissance Know-How to use all HAP(TM) Marker Associations discovered in the [**]Research Project and all HAP(TM) Marker Combinations relating to such Associations, to perform prospective clinical trials, to make, have made, use, have used, market, have marketed, sell and have sold (i) any Drug within a Drug Class for [**] and (ii) any Diagnostic Product for [**];

                        (b) notwithstanding the exclusive license granted to Janssen in Section 2.1.3(a), Genaissance shall have a co-exclusive, perpetual worldwide commercial license (with only Genaissance and Janssen retaining rights), with the right to grant sublicenses in accordance with Section 2.1.8, under the Genaissance Patent Rights and Genaissance Know-How to use all of the HAP(TM) Marker Associations and HAP(TM) Marker Combinations referred to in the foregoing subsection
          (a) to make, have made, use, have used, market, have marketed, sell and have sold any Diagnostic Product PROVIDED THAT Genaissance's co-exclusive license under this Section 2.1.3(b) shall not include the right to make, have made, use, have used, market, have marketed, sell and have sold any [**];

                        (c) an exclusive, perpetual worldwide commercial license (even as to Genaissance), with the right to grant sublicenses in accordance with

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          Section 2.1.8, under the Genaissance Patent Rights and Genaissance
          Know-How to use all HAP(TM) Marker Associations discovered in the [**]Research Project or any other specific Research Project other than the [**]Research Project and all HAP(TM) Marker Combinations relating to such Associations, to perform prospective clinical trials, to make, have made, use, have used, market, have marketed, sell and have sold
          (i) any Drug within the Drug Class for [**] and (ii) any Diagnostic Product for [**];

                        (d) notwithstanding the exclusive license granted to Janssen in Section 2.1.3(c), Genaissance shall have a co-exclusive, perpetual, worldwide commercial license (with only Genaissance and Janssen retaining rights), with the right to grant sublicenses in accordance with Section 2.1.8, under the Genaissance Patent Rights and Genaissance Know-How to use all of the HAP(TM) Marker Associations and HAP(TM) Marker Combinations referred to in the foregoing subsection
          (c) to make, have made, use, have used, market, have marketed, sell and have sold any Diagnostic Product, PROVIDED THAT Genaissance's co-exclusive license under this Section 2.1.3(d) shall not include the right to make, have made, use, have used, market, have marketed, sell and have sold any [**];

                 PROVIDED THAT:

                        (i)    the licenses in the foregoing subsections (a),
                 (b), (c) and (d) with respect to the [**] Research Project and the [**]Research Project will be subject to any rights reserved by Genaissance before the discovery of the HAP Marker Associations and HAP Marker Combinations, where such reservation by Genaissance of pre-existing rights is evidenced by contemporary written documentation, and

                        (ii)   the licenses in the foregoing subsections (a),
                 (b), (c) and (d) will be subject to any rights granted by Genaissance to Third Parties before the discovery of the HAP Marker Associations and HAP Marker Combinations, where such grant of pre-existing rights by Genaissance is evidenced by contemporary written documentation.

                 Genaissance shall [**] grant to Janssen a [**]commercial license, with the right to grant sublicenses in accordance with
          Section 2.1.8, under any other Patent Rights of Genaissance necessary for Janssen to exercise its rights under the commercial licenses obtained to HAP(TM) Marker Combinations and HAP(TM) Marker Associations, except that such license shall not include any HAP(TM) Marker Association Patent Rights not otherwise licensed to Janssen.

                 Notwithstanding the rights granted to Janssen in subsections
          (a), (b), (c) and (d) above, Genaissance reserves the right to grant to other HAP2000(TM) Members research and development licenses under similar terms and conditions as those granted to Janssen under Section
          2.1.1 and subsections (d) and (e) of section 2.1.2.

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                 For purposes of this Agreement, "HAP(TM) Marker Combination"
          shall mean the specific HAP(TM) Marker or the specific group or combination of HAP(TM) Markers [**] HAP(TM) Marker[**] HAP(TM) Markers [**] HAP(TM) Marker [**] HAP(TM) Markers [**] HAP(TM) Marker [**]HAP(TM) Marker [**] HAP(TM) Marker(s) [**] HAP(TM) Marker[**] HAP(TM) Marker [**] HAP(TM) Markers [**] HAP(TM) Marker [**].

                 For purposes of this Agreement, "Disease Fields" shall mean (i) with respect to a Drug for which a license is granted to Janssen under
          Section 2.1.3(a) or 2.1.3(c) and which is covered by a Valid Claim of Janssen Patent Rights owned by Janssen, any and all disease indications (unless such Janssen Patent Rights are limited to the use of the Drug for specific disease indications, in which case the Disease Fields shall be limited to the disease indications included within the scope of such Janssen Patent Rights) or (ii) with respect to a Drug for which a license is granted to Janssen under Section 2.1.3(a) and which is covered by a Valid Claim of Janssen Patent Rights licensed to Janssen, any and all disease indications included in the field of the license to Janssen.

                 The existence of the license granted to Janssen under this
          Section 2.1.3 will be noted in the ISOGENOMICS(TM) Database without revealing the identity of Janssen, unless authorized by Janssen. In the event similar license(s) are granted by Genaissance to another HAP2000(TM) Member, the existence of such licenses will be noted in the Isogenomics(TM) Database without revealing the identity of such other HAP2000(TM) Member, unless authorized by such HAP2000(TM) Member.

     M.   Section 2.1.4 is hereby amended to read as follows:

                 2.1.4 R&D LICENSE TO HAP MARKERS FOR JANSSEN PROPRIETARY DATABASE. Subject to the terms of this Agreement, Genaissance hereby grants to Janssen a worldwide [**] license, [**], under the Genaissance Patent Rights and Genaissance Know-How to use one or more HAP Markers derived from the Janssen Proprietary Database (and any corresponding Isogene Clones ordered by Janssen pursuant to section
          3.7 hereof) solely for internal research and development purposes.

     N.   Section 2.1.8 is hereby amended to read as follows:

                 2.1.8 SUBLICENSING BY JANSSEN. Janssen shall have the right to grant sublicenses of the rights granted to Janssen pursuant to Sections 2.1.2, 2.1.3, 2.1.4, and 2.1.5 to Third Parties for the development and marketing of Products; PROVIDED that each Third Party sublicensee shall execute a written agreement pursuant to which it assumes the applicable obligations of Janssen hereunder.

     O. A new sentence is added to the end of Section 2.4, NO GRANT OF OTHER TECHNOLOGY OR PATENT RIGHTS, which reads as follows:

          For purposes of clarity, Genaissance shall not obtain any ownership of or license rights to discoveries, other than HAP Markers, HAP Marker Associations and

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          HAP Marker Combinations, that are made solely by Janssen using the
          ISOGENOMICS Database, the DECOGEN(R) Informatics Platform or other Genaissance Know-How and Genaissance Patent Rights licensed hereunder.

     P.   A new Section 2.5 is hereby added, which reads as follows:

                 2.5 LIMITATION ON GENAISSANCE'S [**] LICENSES. During the Access Period, Genaissance will not use the ISOGENOMICS Database or the HAP Markers in the ISOGENOMICS Database to research, develop or commercialize Diagnostic Products for use in connection with any Drug that (a) is within Janssen Patent Rights or (b) [**].

     Q.   A new section 3.1(c) is hereby added, which reads as follows:

          3.1(c) GENOTYPING SERVICES. During the Access Period and the Additional Use Period, if applicable, Janssen may request that Genaissance determine for Janssen the genotypes for a set of one or more Polymorphisms in a set of Janssen Patient Samples. Such Genotyping Services shall not include Genaissance deriving HAP Markers from such genotypes or performing any statistical analyses to correlate genotypes with a phenotype. Furthermore, such Genotyping Services shall not be considered to be part of any Research Project hereunder except at the sole discretion of Janssen. Prior to commencing Genotyping Services for a particular project, the parties shall agree in writing on the scope of the services to be provided, including, without limitation, whether the project will be considered to be a Research Project hereunder, the Polymorphisms and the time frame for completing the services, and the written description of this project ("Genotyping Project") shall be appended to EXHIBIT J of this Agreement. Janssen, at its option, may pay Genaissance for such Genotyping Services from the minimum HAP Typing Services payment owed by Janssen pursuant to Section 4.4 at the same rate of $[**]. Upon full utilization by Janssen of such minimum HAP Typing Services payment for HAP Typing Services or Genotyping Services, Janssen shall pay Genaissance a fee of $[**].[**]

     R.   Section 4.1 is hereby amended to read as follows:

                 4.1 SUBSCRIPTION FEES. In consideration of the rights granted to Janssen under Section 2.1, Janssen agrees to pay Genaissance a subscription fee ("Subscription Fee") as follows:

                 For the first Agreement Year, [**] Dollars ($[**]);

                 For the second Agreement Year, [**] Dollars ($[**]); and

                 For the third Agreement Year, [**] Dollars ($[**])

          which payments for each year shall be made either: (i) in equal calendar quarterly payments in advance beginning within [**] days after the Effective Date, except that the amounts of the first and last payments for each Agreement year shall be prorated based on the number of days in the applicable partial calendar quarter or

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          (ii) with respect to the third Agreement Year, in full within [**]
          after the second anniversary of the Effective Date. [**] Janssen [**] Genaissance [**] Genaissance [**] Janssen [**] Genaissance [**] Genaissance [**].

                 The Subscription Fee covers: (i) access to the ISOGENOMICS Database in accordance with this Agreement; (ii) the installation, technology transfer, training and support as provided in EXHIBIT C and EXHIBIT D; (iii) the site license for the DECOGEN(R) Informatics Platform; (iv) reserved capacity for HAP Typing Services; (v) performance by Genaissance of Research Projects pursuant to Section 3.1(a), subject to payment of any applicable Set-up Fee set forth in
          Section 4.2; and (vi) the Janssen Gene Allocation.

     S.   Section 4.2 is hereby amended to read as follows:

                 4.2. SET-UP FEE. For each Research Project mutually agreed to be performed by Genaissance pursuant to Section 3.1(a) involving a Drug or Diagnostic Product for which more than [**] of Genaissance's services, excluding the time of the Genaissance project manager described in EXHIBIT F, will be required to assist in preparation of the plan for the Research Project, Janssen shall pay to Genaissance a nonrefundable set-up fee (the "Set-Up Fee") in an amount to be determined by the Steering Committee, based on payment to Genaissance at the rate of $[**]. No set-up fee shall be due for the first [**] such Research Projects initiated during the Access Period. For purposes of clarity, the first [**] such Research Projects for which no set-up [**] is due are the [**] Research Project described in EXHIBIT H2, the [**] Research Project described in EXHIBIT H3, and the [**] Research Project described in EXHIBIT H4. The Set-Up Fee shall be provided to Genaissance within [**] days after the date the written description for the Research Project is appended to this Agreement.

     T.   Section 4.4 is hereby amended to read as follows:

                 4.4 HAP TYPING SERVICE FEE. In the event Janssen requests HAP Typing Services pursuant to Section 3.1(b), Janssen shall pay to Genaissance a nonrefundable fee (the "HAP Typing Service Fee") of $[**] delivered. The HAP Typing Service Fee includes (i) Genaissance determining the genotypes for Polymorphisms and (ii) Genaissance building the HAP Markers from such genotypes using its proprietary HAP Builder program. The HAP Typing Service Fee shall be provided to Genaissance quarterly for only those Polymorphisms genotyped during the past quarter, upon receipt of an invoice from Genaissance. Janssen agrees to pay Genaissance a minimum of $[**] for HAP Typing Services during the first two (2) years of the Access Period. If, by the end of the second year of the Access Period, Janssen has not paid Genaissance at least $[**] for HAP Typing Services (including any additional amounts paid at the end of the first year under the previous sentence), Janssen agrees to pay Genaissance the difference between $[**] and the sum actually paid, which amount may be applied by Janssen as a credit towards any fees for HAP Typing Services or

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          Genotyping Services performed by Genaissance during the balance of the
          Access Period or Additional Use Period, if applicable.

     U.   Section 4.5 is hereby amended to read as follows:

                 4.5 PRODUCT LICENSE FEES. Janssen shall pay to Genaissance within [**] days after the Effective Date of this Amendment (a) a nonrefundable license fee of [**] Dollars ($[**]) in recognition of all the licenses conferred to Janssen in Section 2.1.2(a), 2.1.3(a) and 2.1.3(b) ("Product License Fee A") and (b) a nonrefundable license fee of [**] Dollars ($[**]) in recognition of all other licenses conferred to Janssen in Section 2.1.2(b), 2.1.2(c), 2.1.2(d), 2.1.3(c), 2.1.3(d) and 2.1.4 ("Product License Fee B").

     V.   Section 4.6 is hereby amended to read as follows:

                 4.6 MILESTONE PAYMENTS FOR INITIAL DRUG PRODUCTS AND INITIAL DIAGNOSTIC PRODUCTS. Janssen shall pay to Genaissance a [**] payment as set forth below upon the achievement of each of the applicable milestones for the [**] for an Initial Drug Product and for Initial Diagnostic Products. For the avoidance of doubt, it is understood and agreed that [**] payment(s) under Sections 4.6.2(a) and 4.6.2(b) shall be due and payable to Genaissance by Janssen [**] for all HAP(TM) Marker Combinations and HAP(TM) Marker Associations licensed under
          Section 2.1.3 or 2.1.5 hereof for any Initial Drug Product or Initial Diagnostic Product. Fees for other Products are set forth in Section 4.8.

                        4.6.1 INITIAL DRUG PRODUCTS. Janssen shall pay to Genaissance a [**] payment in the amount of [**] Dollars ($[**]) upon [**]for an Initial Drug Product for which a license is granted to Janssen pursuant to Section 2.1.3 or 2.1.5 hereof in any of the United States, any Major European Country or Japan (e.g., when a milestone is reached first, for example, in the United States, no payment is due upon reaching the same milestone in another country for [**] for such Initial Drug Product). It is agreed that Initial Drug Products that arise from or relate to HAP Marker Combinations or HAP Marker Associations discovered in the [**] Research Project or the [**] Research Project will be excluded from payment of the lump sum royalty for Initial Drug Products.

                        4.6.2 INITIAL DIAGNOSTIC PRODUCTS. Janssen shall pay to Genaissance a [**] payment in the amount of [**] Dollars ($[**]) for
          (a) the first Initial Diagnostic Product for which a license is granted to Janssen pursuant to Section 2.1.3 or 2.1.5 hereof and which is used in the prognosis of the response to an Initial Drug Product and (b) each Initial Diagnostic Produc[**] for which a license is granted to Janssen pursuant to Section 2.1.3 or 2.1.5 hereof and which is not used in the prognosis of the response to an Initial Drug Product, upon the receipt of the first regulatory approval in any of the United States, any Major European Country or Japan (e.g., when a milestone is reached first, for example, in the United States, no payment is due upon reaching the same milestone in another country for the same Initial Diagnostic Product).

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                 Janssen will immediately notify Genaissance upon the
          accomplishment of the commercial use milestone for each Research Project and the accomplishment of the milestone for each Product and, within [**] days thereof, Janssen shall make the corresponding milestone payment to Genaissance in United States dollars by bank check or wire transfer.

     W. A new sentence is hereby added to the end of Section 4.8.1 (a) Other Drug Products, which reads as follows:

          It is agreed that Drug Products that arise from or relate to HAP Marker Combinations or HAP Marker Associations discovered in the [**]Research Project or the [**]Research Project will be excluded from payment of any [**] for Drug Products.

     X. A new sentence is hereby added to the end of Section 4.8.2 (a) Other Drug Products, which reads as follows:

          It is agreed that Drug Products that arise from or relate to HAP Marker Combinations or HAP Marker Associations discovered in the [**]Research Project or the [**]Research Project will be excluded from payment of any [**] for Drug Products.

     Y.   Section 5.1.3 is hereby amended to read as follows:

                 5.1.3 OWNERSHIP OF HAP(TM) MARKER ASSOCIATIONS AND HAP(TM) MARKER COMBINATIONS. Genaissance shall have sole ownership of all right, title and interest in all HAP Marker Associations and all HAP Marker Association Patent Rights. Janssen shall disclose to Genaissance any HAP Marker Associations from a Research Project discovered solely by employees of Janssen or others acting on behalf of Janssen and such HAP Marker Associations shall be treated as the Confidential Information of Genaissance. Janssen shall execute and deliver, without charge to Genaissance, assignment of all its right, title and interest in and to HAP Marker Associations to Genaissance subject to Janssen's right to use the HAP Marker Associations and HAP Marker Combinations pursuant to the terms of this Agreement.

3. REPRESENTATIONS AND WARRANTIES. Each party hereby represents and warrants to the other that it has full authority and power to enter into this Amendment, that it has secured any and all necessary approvals, permits or consents deemed necessary or advisable for the consummation of the transactions contemplated hereby and that upon execution by such party, this Amendment shall immediately be a valid and binding obligation of such party, enforceable against it in accordance with its terms.

4. EFFECT OF AMENDMENTS. On and after the Effective Date hereof, the Agreement shall be deemed to be amended and supplemented as hereinabove set forth, as fully and with the same force and effect as if the amendments set forth herein had originally been set forth in the Agreement.

5. LIMITATIONS. Except as amended and supplemented hereby, all the terms and provisions of the Agreement shall remain unchanged and in full force and effect. No alteration or amendment to this Amendment shall be binding on any party hereto unless reduced to writing signed by both parties.

6. COUNTERPARTS. This Amendment may be executed in two or more counterparts, all such counterparts taken together shall constitute the original thereof.

7. FACSIMILE COPIES. For purposes of this Amendment a signed facsimile copy shall have the same force and effect as an original signed agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


GENAISSANCE PHARMACEUTICALS, INC.          JANSSEN PHARMACEUTICA, N.V.


By:    /s/ Gerald F. Vovis              By:      /s/ L.F. Lauwers
       ------------------------------          ---------------------------------

Name:  Gerald F. Vovis                  Name:    L.F. Lauwers, M.D.
                                                 Vice President
Title: Executive Vice President and     Title: Johnson & Johnson Pharmaccutical
       Chief Technology Officer                R & D

Date:  25 November 2002                 Date:    20 Nov 2002


By:
       ------------------------------
Name:
       ------------------------------
Title:
       ------------------------------
Date:
       ------------------------------

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                                   EXHIBIT H3

                              [**] RESEARCH PROJECT

                     To be Agreed by Janssen and Genaissance

                                   EXHIBIT H4

                              [**] RESEARCH PROJECT

                     To be Agreed by Janssen and Genaissance

                                   EXHIBIT H5

                              [**] RESEARCH PROJECT

                     To be Agreed by Janssen and Genaissance

                                    EXHIBIT J

                               GENOTYPING PROJECTS

                     To Be Agreed by Janssen and Genaissance

                                   EXHIBIT J1

                             [**] GENOTYPING PROJECT

                     To be Agreed by Janssen and Genaissance

                                        5